                                                                  EXECUTION COPY

================================================================================

                                TRUST AGREEMENT



                                    between



                           SBCM MARINE FINANCE, INC.,
                               Owner Participant



                                      and


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 Owner Trustee



                         Dated as of September 30, 1997


================================================================================

                              Double-Hulled Tanker
                               American Progress

================================================================================

                            TABLE OF CONTENTS
                            -----------------

                                                                        Page
                                                                        ----

Section 1.     Definitions................................................1

Section 2.     Authority to Execute and Perform Various Documents.........1

Section 3.     Declaration of Trust.......................................2
      3.1      Appointment of Owner Trustee...............................2
      3.2      Declaration of Trust by Owner Trustee......................2

Section 4.     Payments...................................................2
      4.1      Payments from Trust Estate Only............................2
      4.2      Method of Payment..........................................2

Section 5.     Distributions..............................................3
      5.1      Payments to Indenture Trustee..............................3
      5.2      Payments to Owner Trustee..................................3
      5.3      Excepted Payments..........................................4
      5.4      Certain Distributions to Owner Participant.................4
      5.5      Certain Distributions to Charterer.........................4

Section 6.     Certain Duties of Owner Trustee............................4
      6.1      Notice of Certain Events...................................4
      6.2      Action Upon Instructions...................................5
      6.3      Indemnification............................................5
      6.4      No Duties Except as Specified..............................6
      6.5      No Action Except Under Specified Documents or Instructions.6
      6.6      Tax Returns; Records.......................................7
      6.7      Absence of Certain Duties..................................7
      6.8      Place of Administration....................................8

Section 7.     The Owner Trustee..........................................8
      7.1      Acceptance of Trust and Duties.............................8
      7.2      Furnishing of Documents....................................8
      7.3      No Representations or Warranties as
                 to the Vessel or Documents...............................8
      7.4      No Segregation of Moneys; No Interest......................9
      7.5      Reliance...................................................9
      7.6      Not Act in Individual Capacity............................10

Section 8.     Indemnification; Compensation.............................10
      8.1      Indemnification of Trust Company..........................10
      8.2      Compensation and Expenses.................................11

Section 9.     Termination of Trust Agreement............................12
      9.1      Termination of Trust Agreement............................12
      9.2      Termination at Option of Owner Participant................12
      9.3      Distribution of Trust Estate Upon Termination.............13

Section 10.    Successor Owner Trustee, Additional and Separate Owner
                 Trustees................................................13
      10.1     Resignation and Successors................................13
      10.2     Additional and Separate Trustees..........................15

Section 11.    Supplements and Amendments................................17
      11.1     Supplements and Amendments................................17
      11.2     Limitation on Amendments..................................18
      11.3     Discretion as to Execution of Documents...................18

Section 12.    Miscellaneous.............................................18
      12.1     No Legal Title to Trust Estate in the Owner Participant...18
      12.2     Sale of the Vessel by Owner Trustee Is Binding............18
      12.3     Notices...................................................19
      12.4     Severability of Provisions................................19
      12.5     Separate Counterparts.....................................19
      12.6     Successors and Assigns....................................19
      12.7     Transfer of Owner Participant's Interest..................19
      12.8     Headings; Table of Contents...............................20
      12.9     Governing Law.............................................20
      12.10    Performance by Owner Participant..........................20
      12.11    The Owner Trustee Documents...............................20
      12.12    Performance of Obligations to Indenture Trustee...........20
      12.13    Trust Agreement for Benefit of Parties Only...............20
      12.14    Limitation on Owner Participant's Liability...............21
      12.15    Waiver of Jury Trial......................................21

                                TRUST AGREEMENT
                                ---------------

          THIS TRUST AGREEMENT, dated as of September 30, 1997, is between SBCM Marine Finance, Inc., a Delaware corporation, as Owner Participant (the "Owner
                                                                         -----
Participant"), and First Security Bank, National Association, a national banking
-----------
association, in its individual capacity (the "Trust Company") and as Owner Trustee (the "Owner Trustee"). In consideration of the mutual agreements herein
              -------------
contained, the agreements contained in the other Operative Documents and the acceptance by the Trust Company of the trust hereby created, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  For the purposes hereof, terms used herein
                      -----------
and not otherwise defined shall have the respective meanings assigned to them in Appendix A to the Participation Agreement, dated as of September 30, 1997, among the Owner Trustee, the Owner Participant, Mobil Transport Finance Company Inc. (the "Charterer") and State Street Bank and Trust Company, as Indenture Trustee,
      ---------
Pass Through Trustee and Loan Participant (as the same may be modified, amended or supplemented from time to time, the "Participation Agreement"). Unless
                                        -----------------------
otherwise indicated, references in this Trust Agreement to Sections, subsections, paragraphs and Appendices are to Sections, subsections, paragraphs and Appendices of this Trust Agreement.

          Section 2.  Authority to Execute and Perform Various Documents.  The
                      --------------------------------------------------
Owner Participant hereby authorizes and directs the Owner Trustee and the Owner Trustee agrees for the benefit of the Owner Participant (i) on the date hereof,
                                                         -
to execute and deliver the Participation Agreement; (ii) on the Funding Date,
                                                     --
upon receipt of the authorization and direction by the Owner Participant pursuant to Section 2.10 of the Participation Agreement, to execute and deliver the Operative Documents contemplated to be executed and delivered by the Owner Trustee on the Funding Date and take the other actions contemplated to be taken by the Owner Trustee on the Funding Date in the Operative Documents; (iii) to
                                                                      ---
execute and deliver any other agreement, instrument or certificate contemplated by the Operative Documents (collectively, with the Operative Documents, the

"Owner Trustee Documents"); (iv) subject to the terms of this Trust Agreement
------------------------     --
and of the other Operative Documents to which the Owner Trustee is a party, to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights (upon instructions received from the Owner Participant) and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i), (ii) and (iii) of this
Section 2 as set forth in such documents, agreements, instruments and certificates and (v) subject to the terms of this Trust Agreement and the other
                  -
Operative Documents
to which it is a party, to take such other action in connection with the foregoing as the Owner Participant may from time to time direct in written instructions to the Owner Trustee.

           Section 3.  Declaration of Trust.
                       --------------------

          3.1       Appointment of Owner Trustee.  The Owner Participant hereby
                    ----------------------------
appoints and constitutes the Trust Company as the Owner Trustee hereunder to act as trustee of the Trust Estate for the purposes and in accordance with the terms set forth herein.

          3.2       Declaration of Trust by Owner Trustee.  The Trust Company
                    -------------------------------------
hereby declares that it will hold as Owner Trustee all estate, right, title and interest of the Owner Trustee in and to the Vessel and the Owner Trustee Documents, including without limitation, all amounts of Charter Hire, insurance proceeds, received by it, sales proceeds, rental proceeds and indemnity or other payments of any kind to which the Owner Trustee is entitled pursuant to the terms of the Owner Trustee Documents, but specifically excluding Excepted Payments (collectively, the "Trust Estate"), upon the trust set forth herein and
                             ------------
for the use and benefit of the Owner Participant as sole beneficiary, subject, however, to the provisions of and the Liens created by the Indenture.

           Section 4.  Payments.
                       --------

          4.1       Payments from Trust Estate Only.  All payments to be made by
                    -------------------------------
the Owner Trustee under this Trust Agreement shall be made only from the assets of or income and proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Estate to make such payments in accordance with the terms hereof, except as specifically provided herein. The Owner Participant agrees that it will look solely to the assets of or the income and proceeds from the Trust Estate to the extent available for payment as herein provided and that, except as expressly provided herein or in any other Owner Trustee Document, the Trust Company shall not be liable for any amounts payable under this Trust Agreement and shall not be subject to any liability under this Trust Agreement.

          4.2       Method of Payment.  (a)  All amounts payable to the Owner
                    -----------------
Participant, to the Indenture Trustee or to the Charterer pursuant to this Trust Agreement shall be paid by the Owner Trustee, (i) if to the Owner Participant,
                                               -
by transferring such amount in immediately available funds as set forth in
Schedule 1 to the Participation Agreement or such other account at such financial institution as the Owner Participant from time to time may direct; or
(ii) if to the Indenture Trustee, in the manner specified in the Indenture; or
 --
(iii) if to the Charterer,
----
by transferring such amount in immediately available funds as set forth in
Schedule 1 to the Participation Agreement or such other account at such financial institution as the Charterer from time to time may direct.

          (b) Notwithstanding the foregoing, the Owner Trustee will pay, if so requested by the Owner Participant in writing, any or all amounts payable by the Owner Trustee hereunder to the Owner Participant either (i) by crediting such
                                                         -
amount or amounts to an account or accounts maintained by the Owner Participant with the Trust Company in immediately available funds; or (ii) by mailing an
                                                           --
official bank check or checks in such amount or amounts payable to the Owner Participant at such address as the Owner Participant shall have designated in writing to the Owner Trustee.

          (c) The Owner Trustee will pay all amounts payable to the Owner Participant by the Owner Trustee hereunder on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee prior to 12:00 p.m., New York City time, and the Owner Trustee shall not have been reasonably able to distribute such funds to the Owner Participant on the day received).

           Section 5.  Distributions.
                       -------------

          5.1       Payments to Indenture Trustee.  Until the Lien of the
                    -----------------------------
Indenture shall have been discharged pursuant to the terms thereof, all Charter Hire or other payments of any kind (other than Excepted Payments) payable to the Owner Trustee (other than from the Indenture Trustee) and included in the Trust Estate shall be payable directly to the Indenture Trustee for distribution in accordance with the provisions of the Indenture, and if any such amount or payment is received by the Owner Trustee, such amount or payment upon receipt thereof shall be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind for distribution in accordance with the provisions of the Indenture; provided, however, that any payments received by the Owner
               --------  -------
Trustee from (i) the Charterer with respect to the Owner Trustee's fees and
              -
disbursements, or (ii) the Owner Participant pursuant to Section 8, shall not be
                   --
paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

          5.2       Payments to Owner Trustee.  (a) Any payment of the type
                    -------------------------
referred to in Section 5.1 received by the Owner Trustee after the Lien of the Indenture shall have been discharged pursuant to the terms thereof, and (b) any payment received from the Indenture Trustee other than as specified in Section
5.3 and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein or in any other Operative Document shall, subject to Section 5.5, be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse the Owner
-----
Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second, so much of the remainder for which
                               ------
provision as to the application thereof is contained in any of the Operative Documents or any of the other Owner Trustee Documents shall be applied and distributed in accordance with the terms of such Operative Document or such other Owner Trustee Document, as the case may be and third, the balance, if any,
                                                     -----
shall be paid to the Owner Participant.

          5.3       Excepted Payments.  Any Excepted Payment or other payment
                    -----------------
for which specific provision is made in any Operative Document received by the Owner Trustee shall be paid by the Owner Trustee to the Person to whom such Excepted Payment is payable or otherwise pursuant to the terms of the Operative Documents.

          5.4       Certain Distributions to Owner Participant. All amounts from
                    ------------------------------------------
time to time distributable by the Indenture Trustee to the Owner Participant pursuant to the terms of the Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to or at the direction of the Owner Participant.

          5.5       Certain Distributions to Charterer.  After the Indenture
                    ----------------------------------
shall have been discharged pursuant to the terms thereof, any payment of the type referred to in Section 5.1 received by the Owner Trustee with respect to the Vessel, if required by the terms of the Charter, shall be distributed to the Charterer or shall be held and invested and distributed by the Owner Trustee pursuant to Section 21(g) of the Charter, as the case may be.

           Section 6.  Certain Duties of Owner Trustee.
                       -------------------------------

          6.1       Notice of Certain Events.  In the event that the Owner
                    ------------------------
Trustee shall have Actual Knowledge of any Charter Event of Default, any Indenture Event of Default or any Event of Loss, the Owner Trustee shall give prompt telephonic notice thereof (promptly confirmed in writing) to the Owner Participant, the Charterer and the Indenture Trustee, unless (in the case of notice to the Indenture Trustee or the Charterer) such Charter Event of Default, Indenture Event of Default or Event of Loss, as the case may be, has been remedied before the giving of such notice and the Owner Trustee has Actual Knowledge that such Charter Event of Default, Indenture Event of Default or Event of Loss has been so remedied. Subject to the terms of Section 6.3, the Owner Trustee shall, after the occurrence of any such event, take or refrain from taking such action with respect thereto, not inconsistent with the provisions of the Operative Documents, as the Owner Trustee shall be instructed in writing by the Owner Participant. If the Owner Trustee shall not have received instructions as above provided within twenty (20) days after such notice of such event to the Owner Participant, the Owner Trustee may, until it shall have received such instructions and subject to the provisions of the Operative Documents, take such action or refrain from taking such action (but shall be under no duty to take or refrain from taking any action) with respect to such Charter Event of Default, Indenture Event of Default or Event of Loss, as it shall deem advisable in the best interests of the Owner Participant.

          6.2       Action Upon Instructions.  (a)  Subject to the terms of
                    ------------------------
Sections 6.1 and 6.3, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee shall take or refrain from taking such action or actions, which actions shall not be inconsistent with the provisions of any of the Operative Documents or the Owner Trustee Documents, as may be specified in such instructions. In the event that the Owner Trustee is unsure of the application of any provision of this Trust Agreement or any other Owner Trustee Document, the Owner Trustee may request and rely upon instructions of the Owner Participant.

          (b) Notwithstanding anything to the contrary set forth in Section 2, the Owner Trustee shall not, without instructions from the Owner Participant,

(x) exercise any right to retain the Vessel under Section 18 of the Charter, (y)
 -                                                                            -
terminate the Charter or (z) consent to or approve any action or document as
                          -
being satisfactory to the Owner Trustee, or waive any condition or the performance of any obligation in favor of the Owner Trustee or the Trust Estate, or release the Charterer from any obligation under the Operative Documents.

          6.3       Indemnification.  The Owner Trustee shall not be required to
                    ---------------
take or refrain from taking any action under Section 6.1 or 6.2 (other than the actions specified in the first sentence of Section 6.1) unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form reasonably satisfactory to the Owner Trustee, against any liability, fee, cost or expense (including without limitation reasonable attorneys' fees) which may be incurred or charged in connection therewith, other than any such liability, fee, cost or expense which results from the willful misconduct (including without limitation willful breach of contract) or gross negligence of the Owner Trustee, or the failure of the Owner Trustee to use ordinary care in the receipt and disbursement of funds, and, if the Owner Participant shall have directed the

Owner Trustee to take or refrain from taking any action under any Operative Document, the Owner Participant agrees to furnish such indemnity (subject to the foregoing limitation) as shall be reasonably satisfactory to the Owner Trustee, and in addition, to the extent not otherwise paid pursuant to the terms of any other Operative Document or Owner Trustee Document, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction as set forth in Section 8.2. The Owner Trustee shall not be required to take any action under any Operative Document or any Owner Trustee Document if the Owner Trustee reasonably shall determine, or shall have been advised by counsel, that such action is likely to result in unindemnified personal liability to the Owner Trustee or is contrary to the terms hereof or of any Operative Document to which the Owner Trustee is a party, or otherwise contrary to law, and the Owner Trustee in such case shall deliver promptly to the Owner Participant written notice of the basis of its refusal to act.

          6.4       No Duties Except as Specified.  The Owner Trustee shall not
                    -----------------------------
have any power, right, authority, duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Vessel or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any Owner Trustee Document or any of the other Operative Documents, except as expressly provided by the terms of this Trust Agreement, the other Operative Documents or the Owner Trustee Documents or in written instructions from the Owner Participant received pursuant to Section 6.1 or 6.2, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. Notwithstanding and without limiting the foregoing, the Trust Company agrees that it will, in its individual capacity and at its own expense, without any right to indemnification hereunder, (i) promptly take all action necessary to discharge and satisfy in full any Shipowner's Lien attributable to it in its individual capacity on any part of the Trust Estate and will claim no indemnity therefor hereunder or under the Participation Agreement or under any other Operative Document and (ii) promptly take all action necessary to maintain, and refrain from taking any action that would cause it to lose, its status as an entity eligible to own a vessel in U.S. coastwise trade pursuant to Section 2 of the Shipping Act, 1916, as amended, and any regulations promulgated thereunder, and will claim no indemnity hereunder or under the Participation Agreement or under any other Operative Document for the failure to satisfy its obligations under this clause (ii).

          6.5       No Action Except Under Specified Documents or Instructions.
                    ----------------------------------------------------------
The Owner Trustee shall not have any right, power or authority to, and the Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Vessel or any other part of the Trust Estate except as (i) expressly required by the terms of
                                          -
any Owner Trustee Document or (ii) expressly directed or authorized in written
                               --
instructions from the Owner Participant pursuant to Section 6.1 or 6.2, but subject always to the provisions of, and the Lien created by, the Indenture and the Ship Mortgage and the rights of the Charterer under the Charter and other Operative Documents.

          6.6       Tax Returns; Records.  The Owner Trustee shall be
                    --------------------
responsible for the maintaining of all appropriate books and records relating to the receipt and disbursement of all money which it may receive or be entitled to hereunder or under any agreement contemplated hereby. The Owner Trustee agrees, at the request and expense of the Owner Participant, to file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created hereby and to prepare or cause to be prepared and to sign and/or file all tax returns with respect to the transactions contemplated hereby or any agreement referred to herein; provided, however, that the Owner Trustee
                                     --------  -------
shall send a copy of the contemplated return to the Owner Participant not more than sixty (60) nor less than thirty (30) days prior to the due date of the return. The Owner Participant, upon request, will furnish the Owner Trustee with all such information as may be reasonably required from the Owner Participant in connection with the preparation of such tax returns. The Owner Trustee shall keep copies of all returns delivered to or filed by it.

          6.7       Absence of Certain Duties.  Except in accordance with
                    -------------------------
written instructions furnished pursuant to Sections 6.1 and 6.2, and without limiting the generality of Section 6.4, the Owner Trustee shall not have any duty (i) to file, record or deposit any Operative Document or Owner Trustee
      -
Document, including without limitation this Trust Agreement, or any other document, or to maintain any such filing, recording or deposit, or to refile, re-record or re-deposit any such document; (ii) to obtain insurance with respect
                                            --
to the Vessel or to effect or maintain any such insurance, other than to receive and forward to the Owner Participant any notices, policies, certificates or binders furnished to the Owner Trustee by the Charterer or its insurance brokers; (iii) to maintain or mark the Vessel; (iv) to pay or discharge any tax,
          ---                                   --
assessment or other governmental charge, or any Lien or encumbrance of any kind, owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in Section 6.4 or 7.1 hereof; (v) to confirm, verify,
                                                          -
investigate or inquire into the failure to receive any reports respecting the Guarantor required pursuant to Section 10.1 of the Participation Agreement; (vi)
                                                                             --
to inspect the Vessel at any time, or to ascertain or inquire as to the performance or observance of any of the covenants of the

Charterer or any other Person under any Operative Document or Owner Trustee Document with respect to the Vessel or any other part of the Trust Estate; or
(vii) to manage, control, use, sell, dispose of or otherwise deal with the
 ---
Vessel or any other part of the Trust Estate, or any part thereof, except as provided in clauses (i) and (ii) of Section 6.5.
                     -       --

          6.8  Place of Administration.  The principal place of administration
               -----------------------
of the trust created hereby shall be in Salt Lake City, Utah.

           Section 7.  The Owner Trustee.
                       -----------------

          7.1       Acceptance of Trust and Duties.  The Trust Company accepts
                    ------------------------------
the trust hereby created and agrees to perform the same as Owner Trustee on the terms of this Trust Agreement. The Trust Company also agrees to disburse all moneys actually received by it constituting part of the Trust Estate pursuant to the terms of this Trust Agreement. The Trust Company shall not be answerable or accountable under any circumstances except, and in the case of such exceptions shall not be entitled to indemnity hereunder or under any other Operative Document, (i) for its own willful misconduct (including without limitation
           -
willful breach of contract) or gross negligence; (ii) in the case of the
                                                  --
inaccuracy of any of its representations or warranties contained in Section 7.3 hereof or in Section 7 of the Participation Agreement or in any written certificate delivered pursuant to any Operative Document given expressly in its individual capacity and not in its capacity as a trustee hereunder; (iii) as
                                                                     ---
arising from its failure to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof or expressly undertaken by it in Section
11.2 of the Participation Agreement; (iv) for any Tax based on or measured by
                                      --
any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by the Operative Documents or (v) for its failure to use ordinary care in the receipt and
              -
disbursement of funds.

          7.2       Furnishing of Documents.  The Owner Trustee will furnish to
                    -----------------------
the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments furnished to the Owner Trustee under any Operative Document or any Owner Trustee Document, unless the Owner Trustee shall have determined that the same already has been actually received by the Owner Participant.

          7.3       No Representations or Warranties as to the Vessel or
                    ----------------------------------------------------
Documents.  (a)  NEITHER THE TRUST COMPANY NOR THE OWNER TRUSTEE MAKES ANY
---------
REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN OR CONDITION OF THE VESSEL

OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE VESSEL OR ANY PART THEREOF, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, EXCEPT THAT THE TRUST COMPANY HEREBY REPRESENTS AND WARRANTS THAT (i) ON THE
                                                                   -
FUNDING DATE, THE OWNER TRUSTEE SHALL HAVE RECEIVED WHATEVER RIGHT, TITLE AND/OR INTEREST IN OR TO THE VESSEL AS WAS CONVEYED TO THE OWNER TRUSTEE BY SELLER AND
(ii) THE VESSEL SHALL BE FREE AND CLEAR OF SHIPOWNER'S LIENS ATTRIBUTABLE TO
 --
TRUST COMPANY, AND (b) NEITHER THE TRUST COMPANY NOR THE OWNER TRUSTEE MAKES ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY OR ENFORCEABILITY OF ANY OPERATIVE DOCUMENT, OR AS TO THE CORRECTNESS OF ANY STATEMENT THEREIN, EXCEPT TO THE EXTENT THAT ANY SUCH REPRESENTATION, WARRANTY OR STATEMENT IS EXPRESSLY MADE IN AN OPERATIVE DOCUMENT OR IN ANY WRITTEN CERTIFICATE DELIVERED PURSUANT THERETO BY THE OWNER TRUSTEE OR THE TRUST COMPANY AND EXCEPT THAT THE TRUST COMPANY HEREBY REPRESENTS AND WARRANTS THAT THIS TRUST AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE TRUST COMPANY AND EACH OF THE OWNER TRUSTEE DOCUMENTS HAS BEEN OR WILL BE EXECUTED AND DELIVERED BY OFFICERS OF THE TRUST COMPANY OR BY THE OWNER TRUSTEE WHO ARE OR WILL BE DULY AUTHORIZED TO EXECUTE AND DELIVER DOCUMENTS ON ITS BEHALF.

          7.4       No Segregation of Moneys; No Interest.  Except as otherwise
                    -------------------------------------
provided herein, in any other Operative Document or in written instructions from the Owner Participant, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          7.5       Reliance.  The Owner Trustee shall not incur any liability
                    --------
to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by the Owner Trustee in good faith to be genuine and reasonably believed by the Owner Trustee in good faith to be signed by the proper party or parties. Any request, direction, order or demand of the Owner Participant or the Charterer mentioned herein or in any other Operative Document to which the Owner Trustee is a party shall be sufficiently evidenced by an Officer's Certificate of the Owner Participant or the Charterer, as the case may be. The Owner Trustee may accept in good faith a certified copy of a resolution of the Board of Directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officer's

Certificate of the relevant party as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trust hereunder, each of the Trust Company and the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and neither the Trust Company nor the Owner Trustee shall be liable for anything done, suffered or omitted: (i) by such agents or attorneys appointed by
                                     -
it in good faith, or (ii) in good faith by it in accordance with the advice or
                      --
opinion of any such counsel, accountants or other skilled Persons so long as such advice or opinion pertains to such matters as the Owner Trustee may reasonably presume to be within the scope of such Person's expertise.

          7.6       Not Act in Individual Capacity.  Except as provided in this
                    ------------------------------
Trust Agreement, in accepting the trust hereby created the Owner Trustee agrees to act solely as trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Documents or the Owner Trustee Documents shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Trust Agreement or such Operative Document and except to the extent the Owner Trustee otherwise shall agree in any Owner Trustee Document.

           Section 8.  Indemnification; Compensation.
                       -----------------------------

          8.1       Indemnification of Trust Company.  The Owner Participant
                    --------------------------------
agrees to assume liability for, and to indemnify and hold harmless the Trust Company against and from any and all liabilities, obligations, damages, Taxes (excluding any Taxes, fees or other charges payable by the Trust Company or measured by any compensation received by the Owner Trustee for its services hereunder), claims, actions, suits, out-of-pocket costs, expenses and disbursements of any kind and nature whatsoever, including without limitation the reasonable fees and expenses of counsel but excluding internal costs and expenses such as salaries and overhead (collectively, "Trust Expenses") which
                                                       --------------
may be imposed on, incurred by or asserted at any time against the Trust Company (whether or not also indemnified by any other Person; provided, however, that to
                                                      --------  -------
the extent the Trust Company shall have actually received any payment in the nature of an indemnity payment from any such other Person relating to a claim hereunder, the Trust Company shall not be entitled to the amount of any such payment pursuant to this Section 8.1 (notwithstanding that the Trust Company may have returned any such amount to the paying party))
in any way relating to or arising out of (i) the administration of the Trust
                                          -
Estate or the action or inaction of the Trust Company hereunder or under the other Operative Documents; (ii) the Vessel or any part thereof; (iii) the
                            --                                   ---
Operative Documents or any of them, the issuance of the Secured Notes or the making of any investment in the Vessel, payments made pursuant to any thereof or the enforcement by the Trust Company of any of its rights under the Operative Documents, or any other transaction contemplated by the Operative Documents or
(iv) the manufacture, financing, construction, purchase, ownership, acquisition,
 --
acceptance, rejection, delivery, nondelivery, possession, transportation, charter, subcharter, mortgaging, granting of a security interest in, preparation, installation, condition, transfer of title, rental, use, operation, storage, maintenance, modification, alteration, repair, assembly, sale, return, abandonment or other application or disposition of all or any part of the Vessel or any interest therein, including without limitation (A) claims or penalties
                                                       -
arising from any violation of law or liability in tort (strict or otherwise);
(B) loss of or damage to any property or the environment or death or injury to
 -
any Person; (C) latent or other defects, whether or not discoverable and (D) any
             -                                                            -
claim for patent, trademark or copyright infringement, except only that the Owner Participant shall not be required to indemnify the Trust Company for Trust Expenses arising or resulting from any of the matters (1) described in clauses
                                                       -
(i) through (v) of the last sentence of Section 7.1 or (2) for which the
                                                        -
Charterer would not have been required to indemnify the Trust Company pursuant to Section 12.1 or 12.2 of the Participation Agreement. The indemnities contained in this Section 8.1 shall survive the termination of this Trust Agreement. To secure the foregoing indemnities, the Owner Trustee shall be entitled to apply any amount otherwise distributable to the Owner Participant pursuant to Section 5.2 against any such indemnity which has not been paid when due. The indemnities contained in this Section 8.1 extend to the Trust Company only and shall not be construed as indemnities of the Trust Estate. The Trust Company agrees that, before asserting any right to indemnification under this Trust Agreement, in its individual capacity, or in its capacity as Owner Trustee, it shall first demand and pursue by appropriate means, for a reason able period of time, its corresponding right to indemnification, if any, pursuant to Section 12 of the Participation Agreement.

          8.2       Compensation and Expenses.  The Owner Trustee agrees that it
                    -------------------------
shall have no right against the Owner Participant or the Trust Estate for any fee as compensation for its services or for its expenses, to the extent the Charterer or the Owner Trustee has paid such amounts pursuant to Section 2.9 or 12.1(f) of the Participation Agreement. Subject to the preceding sentence, the Owner Participant shall pay, or reimburse the Owner Trustee for, all reasonable expenses of the Owner Trustee, together with reasonable compensation for its services hereunder as provided herein, unless and to the extent that the Owner Trustee otherwise receives payment or reimbursement pursuant to any Operative Document, whether or not the transactions contemplated hereby are consummated.

           Section 9.  Termination of Trust Agreement.
                       ------------------------------

          9.1       Termination of Trust Agreement.  Subject to the terms of the
                    ------------------------------
Participation Agreement, the Charter, the Indenture and Sections 5 and 8.1, this Trust Agreement and the trust created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force or effect, upon the earlier of the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms of Section 5.

          9.2       Termination at Option of Owner Participant. The provisions
                    ------------------------------------------
of Section 9.1 notwithstanding, but subject to Section 11.2, this Trust Agreement and the trust created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee to revoke the trust created hereby; provided that,
                                                                --------
in addition to the giving of such notice, the Owner Participant, with the cooperation of the Owner Trustee, shall execute and deliver such written agreements and instruments and take such actions as shall be necessary in order to cause the succession of the Owner Participant to all the rights, title, interests, duties and liabilities of the Owner Trustee under the Operative Documents (including without limitation the obligations of the Owner Trustee in
Section 5 herein and other than obligations attributable to any gross negligence or willful misconduct of the Trust Company or any breach by the Owner Trustee of its obligations under the Operative Documents); provided, however, that, except
                                                --------  -------
in connection with the exercise of remedies by the Owner Trustee pursuant to
Section 18(a) of the Charter, no such termination shall occur without the express written consent of the Charterer, and, prior to any such termination, the Lien of the Indenture on the Indenture Estate shall have been released, and full payment of the principal of or, premium (if any) and interest on the Secured Notes shall have been made or the Indenture Trustee shall have consented to such termination. In addition, the Owner Participant may not withdraw any part of the Trust Estate subject to the Lien of the Indenture or the Ship Mortgage prior to the discharge of such Lien with respect to such part of the Trust Estate without the express written consent of the Indenture

Trustee. The written agreements and instruments referred to in the first proviso to the first sentence of this Section 9.2 shall be reasonably satisfactory in form and substance to the Owner Trustee and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the first sentence of this Section 9.2.


          9.3       Distribution of Trust Estate Upon Termination. Upon any
                    ---------------------------------------------
termination of the trust created hereby pursuant to Section 9.1 or 9.2, the Owner Trustee shall transfer title to the Trust Estate (and assign all its right, title and interest in, to and under each Operative Document) to the Owner Participant or its designee. No later than the effective date of termination of the trust created hereby the Owner Trustee or its designee shall execute and deliver to the Owner Participant a bill of sale and assignment and other written instrument or instruments prepared by the Owner Participant in form and substance reasonably satisfactory to the Owner Trustee evidencing the transfer of title to the Trust Estate to the Owner Participant and, no later than the effective date of such termination, the Owner Participant shall execute and deliver to the Owner Trustee a written instrument in form and substance reasonably satisfactory to the Owner Trustee evidencing discharge of the Owner Trustee from its obligations hereunder and under the other Operative Documents to which the Owner Trustee is a party except those theretofore accrued and its obligations to release Shipowner's Liens.

           Section 10.   Successor Owner Trustee, Additional and Separate Owner
                         ------------------------------------------------------
     Trustees
     --------

          10.1      Resignation and Successors.  (a)  The Owner Trustee may
                    --------------------------
resign at any time without cause by giving at least thirty (30) days' prior written notice to the Owner Participant, with a copy to the Indenture Trustee and the Charterer, such resignation to be effective on the acceptance of appointment by a successor to the Owner Trustee under paragraph (b) of this
Section 10.1. In addition, the Owner Participant at any time may remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Indenture Trustee and the Charterer, such removal to be effective upon the acceptance of appointment by a successor to the Owner Trustee under paragraph (b) of this Section 10.1. In case of the resignation or removal of the Owner Trustee, the Owner Participant may appoint a successor to the Owner Trustee by an instrument in writing, signed by the Owner Participant. If a successor to the Owner Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Owner Participant, the Indenture

Trustee or the Charterer may apply to any court of competent jurisdiction to appoint a successor to the Owner Trustee reasonably acceptable to the Owner Participant and the Charterer to act until such time, if any, as a successor shall have been appointed as above provided in this Section 10.1. Any successor so appointed by such court shall immediately and without further act be superseded by any successor to the Owner Trustee appointed as above provided in this Section 10.1.

          (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment and shall give the Owner Participant, the Indenture Trustee and Charterer written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Owner Trustee, without further act (provided that any required Governmental Actions have been obtained), shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trust hereunder with like effect as if originally named an Owner Trustee herein; provided, however, that upon the
                                          --------  -------
written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trust herein expressed, all estates, properties, rights, powers, duties and trusts of such predecessor trustee as the Owner Trustee hereunder, and such predecessor trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor trustee as the Owner Trustee upon the trust herein expressed, together with all the books and records maintained by such predecessor trustee with respect to such trust pursuant to Section 6.6. Upon the appointment of any successor Owner Trustee hereunder, the predecessor trustee, pursuant to written instructions of the Owner Participant, will execute all documents and take all reasonable action within its control in order to cause such title held in the Trust Estate by such predecessor trustee to be transferred to the successor Owner Trustee.

          (c) Any successor to the Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America, shall be, and agree to be throughout the term of the Charter an entity eligible to own a vessel in U.S. coastwise trade pursuant to Section 2 of the Shipping Act, 1916, as amended, and any regulations promulgated respectively thereunder and having a combined capital and surplus of at least $50,000,000.00, reasonably acceptable to the Owner Participant and the Charterer, and regularly engaged in or having expertise in leveraged leasing, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall be, subject to compliance with the terms of paragraph (c) of this Section 10.1 and Section 11.2(d) of the Participation Agreement, the Owner Trustee under this Trust Agreement without further act.

          10.2      Additional and Separate Trustees.  (a)  If the Owner Trustee
                    --------------------------------
or the Owner Participant shall conclude that it is necessary or prudent in order to conform to the law of any jurisdiction in which all or any part of the Trust Estate shall be situated, or to make or defend any claim or bring or defend any suit with respect to the Trust Estate, the Secured Notes or any Operative Document, or pursuant to advice of counsel satisfactory to it, or if the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee shall appoint another Person to act as additional or separate trustee for all or any part of the Trust Estate with such property, title, right, power or duty as the Owner Trustee and the Owner Participant may determine. In case any such additional trustee or separate trustee shall resign or be removed, all the assets, property, rights, powers or duties of such additional trustee or separate trustee, as the case may be, so far as permitted by any applicable law, shall vest in and be exercised by a new successor to such additional trustee, appointed in the manner otherwise provided in this Trust Agreement.

          (b) In the event that either the Owner Participant or the Owner Trustee shall determine to appoint another Person as additional or separate trustee, the Owner Trustee and the Owner Participant shall execute and deliver an agreement supplemental hereto, and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Owner Trustee and the Owner Participant, either to act as an additional trustee or trustees of all or any part of the Trust Estate, jointly with the Owner Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers as may be provided in such agreement supplemental hereto, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right, or power deemed necessary or proper by the Owner Trustee or the Owner Participant, subject to the remaining provisions of this Section 10.2. In the event the Owner Participant shall not have joined in the execution of such agreement supplemental hereto within fifteen (15) days after the receipt of a written request from the Owner Trustee so to do without providing a reasonable basis for such failure to join, the Owner Trustee may act under the foregoing provisions of this Section 10.2 without the concurrence of the Owner Participant, and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for the Owner Participant under the foregoing provisions of this Section 10.2 in the event of the occurrence of such contingency. The Owner Trustee may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by an additional trustee or separate trustee for more fully and certainly vesting in and confirming to such Person any property, title, right or power which, by the terms of such agreement supplemental hereto, are expressed to be conveyed or conferred to or upon such additional trustee or separate trustee, and the Owner Participant shall, upon the Owner Trustee's request, join therein and execute, acknowledge and deliver the same, and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to execute, acknowledge and deliver any such deed, conveyance, assignment or other instrument in the event that such Owner Par ticipant shall not itself execute and deliver the same within fifteen (15) days after receipt by it of such request so to do.

          (c) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed to act and the Owner Trustee shall act, subject to the following provisions and conditions:

         (i) to the extent permitted by applicable law, all powers, duties, obligations and rights conferred or imposed upon the Owner Trustee in respect of the receipt, custody, management, investment and payment of moneys, shall be exercised solely by the Owner Trustee;

        (ii) all other rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that, under any law of the jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Estate in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

       (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Owner Trustee and

        (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

          (d) If at any time the Owner Trustee and the Owner Participant shall deem it no longer necessary or prudent in order to conform to any applicable law or shall be advised by its counsel that it is no longer necessary or prudent in the interest of the Owner Trustee and the Owner Participant to maintain the appointment of such additional or separate trustee as provided herein, the Owner Trustee and the Owner Participant shall execute and deliver any agreement supplemental hereto and all other instruments and agreements necessary or proper to remove any such additional or separate trustee. In the event that the Owner Participant shall not have joined in the execution of such agree ment supplemental hereto, instruments and agreements, the Owner Trustee may act on behalf of the Owner Participant to the same extent provided above in this
Section 10.2.

          (e) Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent which may be authorized by applicable law, to do all acts and things and exercise all discretion which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by law, shall vest in and be exercised by the Owner Trustee without necessity of any act by any party and without the appointment of a new suc cessor to such additional or separate trustee, unless and until a successor is appointed in the manner provided in this Section 10.2.

          (f) Each additional or separate trustee appointed pursuant to this
Section 10.2 shall be subject to, and shall have the benefit of, Sections 6.1 through 6.7 and Sections 7.1, 8.1 and 11.2 insofar as they apply to the Owner Trustee. No additional separate trustee shall be appointed pursuant to this
Section 10.2 without the consent of the Charterer, such consent not to be unreasonably withheld. No appointing of, or action by, any additional trustee will relieve the Owner Trustee of any of its or his obligations hereunder or under any other Operative Document.

           Section 11.  Supplements and Amendments.
                        --------------------------

          11.1      Supplements and Amendments.  Subject to the terms of the
                    --------------------------
Operative Documents at any time and from time to time, upon the written request of the Owner Participant, (i) the Owner Trustee, together with the Owner
                           -
Participant, shall execute a supplement to this Trust Agreement for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (ii) the Owner Trustee shall,
                                             --
subject to compliance with the applicable provisions of Article IX of the Indenture, enter into such written amendment of or supplement to any other Operative Document to which the Owner Trustee is a party as the Indenture Trustee and the Charterer may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent under the terms of any such Operative Document as the Charterer and, unless the Lien of the Indenture has been discharged, the Indenture Trustee may agree to and as may be specified in such request.

          11.2      Limitation on Amendments.  The provisions of Section 11.1
                    ------------------------
notwithstanding, but subject to Sections 11.1(g) and 16.6(b) of the Participation Agreement, (i) this Trust Agreement may not be revoked or
                          -
terminated by the Owner Participant and (ii) the Owner Participant shall not
                                         --
request the Trust Company to execute any amendment which would result in the trust created hereunder being terminated or which would materially adversely affect the Indenture Estate, in either case prior to the release of the Lien of the Indenture on the Indenture Estate or prior to the payment in full of the principal of, premium (if any) and interest on the Secured Notes unless the Indenture Trustee shall have consented to any such revocation, termination or amendment.

          11.3      Discretion as to Execution of Documents.  If in the
                    ---------------------------------------
reasonable opinion of the Owner Trustee any document required to be executed pursuant to the terms of Section 11.1 (i) adversely affects any right, duty,
                                       -
immunity, or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party or (ii) would
                                                                   --
cause or result in any conflict with or any breach of any term, condition or provision of, or default under, its charter documents or by-laws or any document contemplated hereby to which it is a party, the Owner Trustee may in its discretion decline to execute such document.

           Section 12.  Miscellaneous.
                        -------------

          12.1      No Legal Title to Trust Estate in the Owner Participant.
                    -------------------------------------------------------
The Owner Participant shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner

Participant in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the trust created hereby or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          12.2      Sale of the Vessel by Owner Trustee Is Binding. Any sale,
                    ----------------------------------------------
transfer or other conveyance of the Vessel, any part thereof, or other property included in the Trust Estate or any part thereof by the Owner Trustee made pursuant to the terms of this Trust Agreement or any other Operative Document shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Vessel or other property included in the Trust Estate or part thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          12.3      Notices.  Unless otherwise expressly specified or permitted
                    -------
by the terms hereof, all notices hereunder shall be given as provided in Section
16.3 of the Participation Agreement.

          12.4      Severability of Provisions.  Any provision of this Trust
                    --------------------------
Agreement which may be determined by competent authority to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto hereby waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          12.5      Separate Counterparts.  This Trust Agreement may be executed
                    ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          12.6      Successors and Assigns.  This Trust Agreement, including the
                    ----------------------
terms and provisions hereof, shall be binding upon the Owner Participant, the Trust Company or the Owner Trustee, whichever is applicable pursuant to the terms hereof, and their respective successors and permitted assigns, and inure to the benefit of the Owner Participant, the Trust Company or the Owner Trustee, whichever is applicable pursuant to the terms hereof, and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner Participant shall bind the successors and assigns of the Owner Participant.

          12.7      Transfer of Owner Participant's Interest. (a)  All
                    ----------------------------------------
provisions of Section 13 of the Participation Agreement shall (with the same force and effect as if set forth in full, mutatis mutandis, in this Section
                                          ----------------
12.7) be applicable to any assignment, conveyance or other transfer by any Owner Participant of any of its right, title or interest in and to the Trust Estate or this Trust Agreement or any other Operative Document.

          (b) In the event that at any time there shall be more than one Owner Participant pursuant to the provisions of Section 13 of the Participation Agreement, then in each such case, as used herein, the term "Owner Participant" shall be deemed to refer to each such Owner Participant, except that any reference to consents, approvals or waivers of the "Owner Participant" as used herein shall require the consent, approval or waiver of each such Owner Participant. At any time that there shall be required to be made hereunder any distribution, disbursement, assignment or other transfer of monies or any other item whatsoever, then such distribution, disbursement, assignment or other transfer shall be made pro rata to each Owner Participant existing at such time in accordance with their respective interests hereunder. If there shall be more than one Owner Participant, no Owner Participant shall be liable for performance by any other Owner Participant of such other Owner Participant's obligations under the Operative Documents or in respect of actions taken by any other Owner Participant except as otherwise expressly so set forth.

          12.8      Headings; Table of Contents.  The division of this Trust
                    ---------------------------
Agreement into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          12.9      GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY,
                    -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          12.10     Performance by Owner Participant.  Any obligation of the
                    --------------------------------
Trust Company or the Owner Trustee hereunder or under any other Operative Document or other document contemplated hereby may be performed by the Owner Participant and any such performance shall not be construed as a revocation of the trust created hereby.

          12.11     The Owner Trustee Documents.  If any provision in this Trust
                    ---------------------------
Agreement shall conflict with or otherwise be inconsistent with the terms of any Owner Trustee Document, the terms of the Owner Trustee Document shall control.

          12.12     Performance of Obligations to Indenture Trustee.  After the
                    --------------------------------------- -------
Indenture shall have been discharged pursuant to the terms thereof, the provisions of this Trust Agreement which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to, the Indenture Trustee shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such references to any such requirements or permissions.

          12.13     Trust Agreement for Benefit of Parties Only. Unless
                    -------------------------------------------
otherwise expressly provided herein, nothing herein shall be construed to give any Person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, and this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant, provided, however that it is
                                                --------  -------
intended that (i) the Indenture Trustee be a third party beneficiary with
               -
respect to Sections 4.2(a)(ii), 5.1, 6.1, 9.2, 11.2 and 12.13 hereof and (ii)
                                                                          --
the Charterer be a third party beneficiary with respect to Sections 4.2(a)(iii), 5.3, 5.5, 6.1, 9.2, 10.1(c), 11.2, 12.2 and 12.13 hereof.

          12.14     Limitation on Owner Participant's Liability. Except as
                    -------------------------------------------
expressly set forth herein, the Owner Participant shall not have any liability for the performance of this Trust Agreement.

          12.15     Waiver of Jury Trial.  BY ITS SIGNATURE BELOW WRITTEN, EACH
                    --------------------
PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed as of the date first above written.


                                FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but as Owner Trustee

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                SBCM MARINE FINANCE, INC.,

                                By:
                                    ------------------------------
                                    Name:
                                    Title: